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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 13, 2002


                          WESTERN WIRELESS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Washington                000-28160                91-1638901
-----------------------------     -------------        ---------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)          Identification No.)




3650 131st Avenue S.E. Bellevue, Washington                   98006
--------------------------------------------              -------------
  (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code (425) 586-8700



          -------------------------------------------------------------
          (Former Name or Former Address, if Changes Since Last Report)





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Item 7.  Exhibits.


Exhibit Number                 Description of Document
--------------                 -----------------------

99.01 Certification of John W. Stanton, Chairman and Chief Executive Officer of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
                               (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.
99.02 Certification of Theresa E. Gillespie, Executive Vice President of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.


Item 9.  Regulation FD Disclosure.

On August 13, 2002, Western Wireless Corporation (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Accompanying the Quarterly Report as correspondence were a transmittal letter and the certifications of John W. Stanton, the Company's Chairman and Chief Executive Officer and Theresa E. Gillespie, the Company's Executive Vice President, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), in each case attached as exhibits hereto and incorporated herein solely for purposes of this Item 9.


--------------
The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTERN WIRELESS CORPORATION
                                       ----------------------------
                                            (Registrant)


Date:  August 13, 2002                 By: /s/ Jeffrey A. Christianson
                                           -------------------------------------
                                           Name:  Jeffrey A. Christianson
                                           Title: Senior Vice President and
                                                  General Counsel

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                                INDEX TO EXHIBITS


Exhibit Number                 Description of Document
--------------                 ------------------------

99.01 Certification of John W. Stanton, Chairman and Chief Executive Officer of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
                               (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

99.02 Certification of Theresa E. Gillespie, Executive Vice President of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.